EXHIBIT 10.4

FIRST AMENDMENT TO THE
COLUMBIA STATE BANK
ENDORSEMENT METHOD SPLIT DOLLAR AGREEMENT
(By and Between Columbia State Bank and Lisa Dow)

This First Amendment to the Columbia State Bank Endorsement Method Split Dollar Agreement (hereinafter “Amendment”) is made and entered into effective as of February 1, 2019, by and between Columbia State Bank (“Bank”), and Lisa Dow (“Insured"). This Amendment hereby amends the July 1, 2013 Columbia State Bank Endorsement Method Split Dollar Agreement by and between the parties (“Original Agreement”), as follows:

The life insurance policies (“Policies) appearing on page 1 of the Original Agreement under the heading of “Insurer/Policy” shall be removed and replaced with the following Policies:

Massachusetts Mutual Life Insurance Company Policy #0054825
Massachusetts Mutual Life Insurance Company Policy #39139159
Pacific Life Insurance Company Policy #VP80314340

Whereas the Original Agreement and this Amendment reference specific life insurance policies (“Existing Policy[ies]”) and such Existing Policy(ies) are subject to exchange for new policies insuring Insured (“Replacement Policy[ies]”), the parties agree that any Replacement Policies will be accorded the same treatment under the Original Agreement and any amendment thereto as Existing Policies and shall, in all respects replace the Existing Policies for which they were exchanged. Furthermore, Insured agrees to cooperate with Bank in all exchanges by providing and promptly returning signatures as requested by Bank, Named Fiduciary or Plan Administrator.

To the extent that any paragraph, term, or provision of the Original Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said Original Agreement.

IN WITNESS WHEREOF, the Insured and a duly authorized Bank officer have signed this Amendment as of the written date.

COLUMBIA STATE BANK
Dave Lawson

/s/ DAVID LAWSON           Date: 2/25/2019
EVP/Chief Human Resources Officer

/s/ LISA DOW     Date: 2/25/2019
Insured- Signature